CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Research and development expenses	$ 13,461	$ 25,105	$ 7,066
Pre-commercialization expenses	1,245	2,134	0
General and administrative expenses	4,992	5,839	3,224
Operating loss	19,698	33,078	10,290
Financial expenses (income), net	(300)	(227)	197
Net loss before taxes	19,398	32,851	10,487
Tax expenses (benefits)	51	(17)	61
Net loss	$ 19,449	$ 32,834	$ 10,548
Basic and diluted net loss per share (in dollars per share)	$ (0.90)	$ (2.40)	$ (1.04)
Weighted average number of ordinary shares used in computing basic and diluted net loss per share (in shares)	21,638,207	13,674,818	10,177,786